UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2016 root9B Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50502	20-0443575
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4521 Sharon Road, Suite 300 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 521-8077

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2016, the Board of Directors of root9B Technologies, Inc. (the “Company”) appointed Dan Wachtler as the Company’s President and Chief Operating Officer, effective immediately. Mr. Wachtler has served on the Company’s Board of Directors since 2015 and previously served as the Chief Executive Officer of IPSA International, a wholly-owned subsidiary of the Company. Mr. Wachtler’s full biography and other information, including related party transactions that are required to be reported pursuant to Item 404(a) of Regulation S-K, are incorporated by reference to the Company’s definitive proxy statement on Schedule 14A, as revised, filed with Securities and Exchange Commission on April 25, 2016 (the “Proxy Statement”).

Also on August 31, 2016, in connection with Mr. Wachtler’s appointment as President and Chief Operating Officer, Brian King resigned his position as the Company’s Chief Operating Officer. Effective September 1, 2016 (the “Effective Date”), the Company entered into a Separation Agreement and Release (the “Agreement”) with Mr. King. The Agreement provides that Mr. King will continue to serve as a consultant to the Company in order to, among other things, assist with the transition of roles for a period of 24 months following the Effective Date (the “Consulting Period”). During this time, Mr. King will continue to receive his base salary as disclosed in the Proxy Statement, will be provided with full health care benefits, and will receive a one-time payment of $16,000 upon execution of the Agreement, representing unused vacation for the 2015 fiscal year. Mr. King’s existing equity awards will continue to vest during the Consulting Period, after which time all unvested awards will be forfeited and all vested awards will be cancelled after a 90 day exercise period, provided that he delivers and does not revoke a general release of claims against the Company. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

As of the date of this Current Report on Form 8-K, no new agreements have been entered into between the Company and Mr. Wachtler.

Item 8.01	Other Events.

On August 31, 2016, the Company issued a press release entitled “Dan Wachtler named President and COO of root9B Technologies”. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The information set forth in the Exhibit Index immediately following the signature page to this Current Report on Form 8-K is incorporated by reference into this Item 9.01. Certain exhibits are incorporated by reference from documents previously filed by the Company with the SEC as required by Item 601 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROOT9B TECHNOLOGIES, INC.

Dated: September 7, 2016	By:	/s/ Joseph J. Grano, Jr.
Name: Joseph J. Grano, Jr.
Title: Chief Executive Officer

Exhibit Index

Exhibit	Description

10.1	Separation Agreement and Release effective as of September 1, 2016, by and between Brian King and root9B Technologies, Inc.

99.1	Press Release dated August 31, 2016.

4